Vanguard Short-Term Investment-Grade Fund

Summary Prospectus

May 30, 2013

Admiral™ Shares for Participants

Vanguard Short-Term Investment-Grade Fund Admiral Shares (VFSUX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
May 30, 2013, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide current income while maintaining limited price volatility.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.10%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80%.

Primary Investment Strategies

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody‘s Investors Service, Inc., or another independent rating agency or, if unrated, are determined to be of comparable quality by the advisor; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody‘s or another independent rating agency or, if unrated, are determined to be of comparable quality by the advisor. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody‘s.) The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

Primary Risks

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund’s monthly income to fluctuate.

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests primarily in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests primarily in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Short-Term Investment-Grade Fund Admiral Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2013, was 0.48%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.05% (quarter ended June 30, 2009), and the lowest return for a quarter was –3.39% (quarter ended September 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Short-Term Investment-Grade Fund Admiral Shares	4.63%	4.12%	4.04%
Barclays U.S. 1-5 Year Credit Bond Index
(reflects no deduction for fees or expenses)	5.51%	5.17%	4.57%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Gregory S. Nassour, CFA, Principal of Vanguard. He has managed the Fund since 2008.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Short-Term Investment-Grade Fund Admiral Shares—Fund Number 539
CFA® is a trademark owned by CFA Institute.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SPI 539 052013